
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               December 15, 2000
               Date of Report (Date of Earliest Event Reported)


 GreenPoint Mortgage Securities Inc. (as Sponsor under the Sale and Servicing
  Agreement, dated as of December 1, 1999, providing for the issuance of the
      GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan
                      Asset-Backed Notes, Series 1999-2)


                       GREENPOINT MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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
                  Delaware                               333-79833                          68-0397342
                  --------                               ---------                          ----------
(State or Other Jurisdiction of Incorporation)    (Commission File Number)      (I.R.S. Employer Identification No.)

           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

             INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.      Other Events
             ------------

             GreenPoint Mortgage Securities Inc. (the "Company") is Sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of the GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1999-2 (the "Series 1999-2 Notes").

             The following exhibit which relates specifically to the Series 1999-2 Notes is included with this Current Report:

Item 7(c).   Exhibits
             --------

             10.1 Monthly Payment Date Statement distributed to holders of Series 1999-2 Notes dated December 15, 2000.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 5, 2001



                                GREENPOINT MORTGAGE
                                SECURITIES INC.



                                By:  /s/ Peter Hill
                                     --------------------------------------
                                     Peter Hill
                                     Senior Vice President and Controller
                                     (Principal Financial Officer and
                                     and Principal Accounting Officer)

                                 EXHIBIT INDEX

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
Exhibit Number                                                                 Page Number
--------------                                                                 -----------
10.1 Monthly Payment Date Statement distributed to holders
     of Series 1999-2 Notes dated December 15, 2000..............................  5
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